Income Taxes - Summary Of Valuation Allowance (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
Income Tax Disclosure [Abstract]
Balance at beginning of the year	¥ 198,412	$ 28,372	¥ 189,418	¥ 149,646
Additions	31,526	4,508	21,550	39,853
Tax loss utilized	(11,715)	(1,675)	(12,556)	(81)
Balance at end of the year	¥ 218,223	$ 31,205	¥ 198,412	¥ 189,418